Exhibit 10.1

FOURTH AMENDMENT TO Loan and Servicing Agreement (this “Amendment”), dated as of March 20, 2020 (the “Amendment Date”), among Golub Capital BDC Funding II LLC, as borrower (the “Borrower”), Golub Capital BDC, Inc., as servicer (in such capacity, the “Servicer”) and as the originator (in such capacity, the “Originator”), Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”), and Morgan Stanley Bank, N.A., as lender (the “Lender”).

WHEREAS, the Borrower, the Servicer, the Originator, the Administrative Agent and the Lender, are party to that certain Loan and Servicing Agreement, dated as of February 1, 2019 (as the same may be amended, modified or supplemented prior to the Amendment Date in accordance with the terms thereof, the “Loan and Servicing Agreement”), by and among the Borrower, the Servicer, the Originator, the Administrative Agent, each of the Lenders from time to time party thereto, each of the Securitization Subsidiaries from time to time party thereto and Wells Fargo Bank, National Association, as the collateral agent, the account bank and the collateral custodian, providing, among other things, for the making and the administration of the Advances by the Lenders to the Borrower; and

WHEREAS, the Borrower, the Lender, the Administrative Agent and the Servicer desire to amend certain provisions of the Loan and Servicing Agreement, in accordance with Section 12.01 thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Terms used but not defined herein have the respective meanings given to such terms in the Loan and Servicing Agreement.

ARTICLE II

Amendments to Loan and Servicing Agreement

SECTION 2.1. As of the Amendment Date, the Loan and Servicing Agreement is hereby amended as follows:

(a)       The definition of “CLO Transaction” in Section 1.1 of the Loan and Servicing Agreement is hereby deleted;

(b)       Section 1.1 of the Loan and Servicing Agreement is hereby amended by inserting the following definition in its proper alphabetical order:

“Commitment Reduction Date” means the earlier to occur of (i) the date mutually agreed to by the Borrower and the Administrative Agent in writing (including by email) for the purpose of reducing the aggregate Commitments hereunder from $500,000,000 to $200,000,000 and (ii) June 30, 2020.

(c)       Clause (j) of the definition of “Concentration Limitations” in Section 1.1 of the Loan and Servicing Agreement is amended by deleting “15.0%” and inserting “10.0%” in lieu thereof;

(d)       The definition of “Facility Amount” in Section 1.1 of the Loan and Servicing Agreement is amended and restated in its entirety as follows:

“Facility Amount” means the aggregate Commitments as then in effect, which (a) during the period commencing on the Third Amendment Effective Date and ending on the Commitment Reduction Date, shall be $500,000,000 and (b) thereafter, shall be $200,000,000, as such amount may be increased pursuant to Section 2.21 or reduced pursuant to Section 2.16(b); provided that, at all times (a) when an Event of Default exists and is continuing and (b) during the Amortization Period, the Facility Amount shall mean the aggregate Advances Outstanding at such time.

(e)       The definition of “Maximum Portfolio Advance Rate” in Section 1.1 of the Loan and Servicing Agreement is amended and restated in its entirety as follows:

“Maximum Portfolio Advance Rate” means, as of any date of determination, (i) during the Revolving Period, the advance rate corresponding to the Diversity Score of the Loan Assets included in the Collateral as of such date, as set forth below and (ii) thereafter, the Weighted Average Advance Rate as of such date:

Diversity Score	Maximum Portfolio Advance Rate
x ≤ 3.0	0%
3.0 < x ≤ 5.0	25%
5.0 < x ≤ 10.0	50%
x > 10.0	70%

(f)       The definition of “Minimum Equity Amount” in Section 1.1 of the Loan and Servicing Agreement is amended and restated in its entirety as follows:

“Minimum Equity Amount” means (a) as of any date of determination during the period commencing on the Third Amendment Effective Date and ending on the Commitment Reduction Date, the greater of (A) $45,000,000 and (B) the aggregate Adjusted Borrowing Value of all Eligible Loan Assets issued by each of the three (3) largest Obligors, as of such date of determination, and their respective Affiliates and (b) thereafter, as of any date of determination, the greater of (i) $30,000,000 and (ii) the aggregate Adjusted Borrowing Value of all Eligible Loan Assets issued by each of the three (3) largest Obligors, as of such date of determination, and their respective Affiliates.

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(g)       The definition of “Ramp-Up Period” in Section 1.1 of the Loan and Servicing Agreement is amended and restated in its entirety as follows:

“Ramp-Up Period” means the periods beginning on (a) the Closing Date and (b) the closing date of each Existing Golub BDC CLO approved in writing by the Administrative Agent in its sole discretion and, in each case, ending on the earlier to occur of (x) the four-month anniversary thereof and (y) the first date thereafter on which the Borrowing Base on such date equals the Facility Amount.

(h)       The definition of “Target Portfolio Amount” in Section 1.1 of the Loan and Servicing Agreement is amended and restated in its entirety as follows:

“Target Portfolio Amount” means, $295,000,000; provided that, during the period commencing on the Third Amendment Effective Date and ending on the Commitment Reduction Date, the Target Portfolio Amount shall be $730,000,000.

ARTICLE III

Omnibus Amendment to Transaction Documents

SECTION 3.1. All Transaction Documents are hereby amended by deleting all references to “666 Fifth Avenue, 18th Floor, New York, New York 10103” and inserting “200 Park Avenue, 25th Floor, New York, New York 10166” in lieu thereof.

ARTICLE IV

Representations and Warranties

SECTION 4.1. The Borrower and the Servicer hereby represent and warrant to the Administrative Agent and the Lenders that, as of the Amendment Date, (i) no Unmatured Event of Default, Event of Default or Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan and Servicing Agreement are true and correct in all material respects on and as of such day.

ARTICLE V

Conditions Precedent

SECTION 5.1. This Amendment shall become effective upon satisfaction of each of the following conditions:

(a)       its execution and delivery by each party hereto; and

(b)       the payment by the Borrower in immediately available funds (which may be from the proceeds of an Advance made on the Amendment Date) of an Upfront Fee (as defined in the Lender Fee Letter dated as of the date hereof) and any other fees (including reasonable and documented fees, disbursements and other charges of outside counsel to the Administrative Agent) to be received on the Amendment Date.

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ARTICLE VI
Miscellaneous

Governing Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Severability Clause.

In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Ratification.

Except as expressly amended hereby, the Loan and Servicing Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Servicing Agreement for all purposes.

Counterparts.

The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email transmission shall be effective as delivery of a manually executed counterpart hereof.

Headings.

The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

GOLUB CAPITAL BDC FUNDING II LLC

By: Golub Capital BDC, Inc.,
its Designated Manager

By:	/s/ Ross A. Tenue
Name: Ross A. Tenue
Title: Chief Financial Officer

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

SERVICER:

GOLUB CAPITAL BDC, INC.

By:	/s/ Ross A. Tenue
Name: Ross A. Tenue
Title: Chief Financial Officer

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

ORIGINATOR:

GOLUB CAPITAL BDC, INC.

By:	/s/ Ross A. Tenue
Name: Ross A. Tenue
Title: Chief Financial Officer

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

ADMINISTRATIVE AGENT:

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ David Wasserman
Name: David Wasserman
Title: Authorized Signatory

LENDER:

MORGAN STANLEY BANK, N.A.

By:	/s/ Breno Brown-Leao
Name: Breno Brown-Leao
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]